Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the accompanying Annual Report of Ultimate Escapes, Inc. (the “Company”) on Form 10-Q for the three months ended March 31, 2010 (the “Report”), I, Philip Callaghan, Chief Financial Officer of the Company, hereby certify that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Companies.

Dated: May 13, 2010	/s/ Philip Callaghan
Philip Callaghan Chief Financial Officer

The above certification is furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and is not being filed as part of the Form 10-Q or as a separate disclosure document.